UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2025

SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)
____________________________

Ireland	001-31560	98-1597419
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

121 Woodlands Avenue 5	739009
Singapore

(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code: (65) 6018-2562
N/A
(Former name or former address, if changed since last report)
____________________________________________________________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, par value $0.00001 per share	STX	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 30, 2025 (the “Effective Date”), Seagate Technology Holdings plc (the “Company”) and its subsidiary Seagate HDD Cayman (the “Borrower”) entered into a Credit Agreement (the “New Credit Agreement”) among the Company, the Borrower, the lenders party thereto, The Bank of Nova Scotia as administrative agent, co-syndication agent, joint bookrunner, Swingline Lender, and L/C Issuer (the “Administrative Agent”), DBS Bank Ltd., MUFG Bank, Ltd., Bank of America, N.A., and Morgan Stanley Senior Funding, Inc. as joint bookrunners, MUFG Bank, Ltd., Bank of America, N.A., and Morgan Stanley Senior Funding, Inc. as co-documentation agents, DBS Bank Ltd. as co-syndication agent, and Bank of America, N.A., Morgan Stanley Bank, N.A., and MUFG Bank, Ltd. as L/C Issuers. PJT Partners served as financial advisor to the Company for the transaction.

On the Effective Date, in connection with entering into the New Credit Agreement, the Company and the Borrower terminated their existing Credit Agreement, dated as of February 20, 2019 (the “Old Credit Agreement”) among the Company, the Borrower, the lenders party thereto and The Bank of Nova Scotia, as Administrative Agent.

The New Credit Agreement provides for a $1.3 billion senior unsecured revolving credit facility, under which the Borrower may borrow at any time until the earlier of (i) January 30, 2030, (ii) the date of termination of the commitments under the New Credit Agreement and (iii) the date upon which the Administrative Agent declares the obligations under the New Credit Agreement due and payable after the occurrence of an Event of Default. An aggregate amount of up to $150 million of the facility shall also be available for the issuance of letters of credit, and an aggregate amount of up to $50 million of the facility shall also be available for swingline loans.

The loans made under the New Credit Agreement will bear interest at an Applicable Rate based on the secured overnight financing rate, or SOFR, plus a variable margin that will be determined based on the corporate credit rating of the Company or one of its parent entities. The Borrower’s obligations under the New Credit Agreement will be guaranteed by the Company and certain material subsidiaries of the Company.

The New Credit Agreement contains customary representations and warranties, as well as affirmative and negative covenants. Affirmative covenants include, among other things, delivery of financial statements, compliance certificates and notices; payment of taxes, maintenance of properties and insurance; preservation of existence; and compliance with applicable laws and regulations. Negative covenants include, among other things, limitations on indebtedness, liens, and certain payments; limitations on mergers, consolidations and sale of all or substantially all assets; and limitations on affiliate transactions. The New Credit Agreement also contains a financial covenant that requires the Company to maintain a total net leverage ratio of less than or equal to 6.75 to 1.00, commencing with the fiscal quarter ending June 27, 2025 and declining over time in accordance with the terms of the New Credit Agreement. For each fiscal quarter until January 2, 2026, this net leverage ratio covenant applies only to the extent that the aggregate outstanding amount of revolving loans, swing line loans, and letters of credit exceeds 0.0% of the then outstanding revolving commitments in effect as of the last day of the relevant fiscal quarter.

The New Credit Agreement also includes customary events of default, including among others, non-payment of principal, interest or other amounts when due, inaccuracy of representations and warranties, breach of covenants, insolvency or inability to pay debts, bankruptcy, or a Change of Control.

In connection with the New Credit Agreement, the Borrower, the Company and certain other material subsidiaries of the Company (the Company, the Borrower and such other subsidiaries, collectively, the “Guarantors”) entered into the Guarantee Agreement with the Administrative Agent, pursuant to which the obligations of the Loan Parties under the New Credit Agreement became guaranteed by the Guarantors.

On the Effective Date, no borrowings were outstanding under either the New Credit Agreement or the Old Credit Agreement.

The description of the New Credit Agreement contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the New Credit Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference. Capitalized terms not defined herein have the meanings set forth in the New Credit Agreement.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.02.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

10.1
Credit Agreement, dated as of January 30, 2025, by and among Seagate HDD Cayman, Seagate Technology Holdings Public Limited Company, the lenders party thereto and The Bank of Nova Scotia, as Administrative Agent. Swingline Lender and L/C Issuer.

10.4	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEAGATE TECHNOLOGY HOLDINGS PUBLIC LIMITED COMPANY

Date:	February 3, 2025	By:	/s/ Gianluca Romano
		Name:	Gianluca Romano
		Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)